UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: September 16, 2013
DATE OF EARLIEST EVENT REPORTED: September 11, 2013

001-35922
 (Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
(Address of principal executive offices)

(855) 733 2685
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Asia Sixth Energy Resources Limited Transaction

On September 11, 2013, PEDEVCO Corp. (“we”, “us” and the “Company”) entered into a Shares Subscription Agreement (the “SSA”) with Asia Sixth Energy Resources Limited (“Asia Sixth”), a company incorporated under the laws of the British Virgin Islands, which entity currently holds a 60% interest in Aral Petroleum Capital Limited Partnership (“Aral”), an entity established under the laws of Kazakhstan.  Aral holds currently producing oil and gas assets in, and an exclusive license to explore and develop, an area of approximately 380,048 acres (1,538 square kilometers) located in the “North Block” in western Kazakhstan under (i) a subsurface use right in the Northern Block as defined in and pursuant to the Contract No. 1081 of 29 December 2002 for Exploration of Hydrocarbons in the Northern Block located in Aktobe oblast of the Republic of Kazakhstan between the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan and Aral (as amended), and (ii) a subsurface use right to produce hydrocarbons as defined in and pursuant to the Contract No. 3582-4VS of 28 July 2010 for Production of Hydrocarbons in the East Zhagabulak field in Aktobe oblast of the Republic of Kazakhstan between the Ministry of Oil and Gas of the Republic of Kazakhstan and Aral (as amended), which production license expires in 2035.  Asia Sixth’s interest in Aral is scheduled to increase to 66.5% following the completion of certain transactions to occur amongst Asia Sixth and its other partner in Aral.

The SSA provides for, among other things:  (i) the subscription by the Company of shares of Asia Sixth representing 51% of the issued and outstanding capital stock of Asia Sixth (the “Asia Sixth Shares”); (ii) the payment by the Company to Asia Sixth of an initial deposit amount equal to (x) $8,000,000 upon signing of the SSA, which amount was paid by the Company to Asia Sixth on September 11, 2013, plus (y) an additional amount of $10,000,000 due and payable by the Company to Asia Sixth upon receipt by the Company of $10,000,000 in principal amount due from Yao Hang Finance (Hong Kong) Limited (“Yao Hang”) under that certain full recourse promissory note, in the principal amount $10,000,000, issued by Yao Hang to the Company as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2013, plus (z) an additional amount of $2,000,000 due and payable by the Company to Asia Sixth upon receipt by the Company of $2,000,000 in principal amount due from an unaffiliated investor under that certain full recourse promissory note, in the principal amount of $2,000,000, issued by the investor to the Company as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2013 (collectively, the “Deposit”), subject to the full refund of such Deposit in the event the transaction does not close, other than as a result of the Company’s material uncured breach; (iii) the closing of the transaction (the “ASE Closing”) no earlier than September 15, 2014, subject to certain conditions precedent, including the approval of the Agency of the Republic of Kazakhstan for the Protection of Competition and the Ministry of Oil and Gas of the Republic of Kazakhstan (the “MOG”), and the MOG’s waiver of its pre-emptive purchase right with respect to the transaction (collectively, the “Conditions Precedent”); and (iv) a final subscription price payment due at the ASE Closing from the Company equal to a maximum of an additional $20 million if the “Target Production Volume” during the “Relevant Period” (each as defined in the SSA) equals or exceeds 1,500 barrels of oil per day (“BOPD”), provided that such final subscription price shall be $15 million if the “Target Production Volume” by Aral during the “Relevant Period” equals or exceeds 1,000 BOPD but is less than 1,500 BOPD, and provided further that no final subscription price payment shall be due if the “Target Production Volume” during the “Relevant Period” is less than 1,000 BOPD (the “Final Subscription Price,” and together with the Deposit, the “Purchase Price”).

Upon the ASE Closing, the Company and the other shareholders of Asia Sixth will enter into a shareholders agreement, pursuant to which the shareholders will agree to certain restrictions on the transfer of their interests in Asia Sixth, certain pre-emption rights in the event a shareholder desires to transfer its interests in Asia Sixth, certain information rights, and certain other rights, including, but not limited to, certain management and control provisions, including: (i) the Company’s right to nominate two (2) of the five (5) directors of Asia Sixth, subject to the Company maintaining at least a 25% ownership of Asia Sixth; (ii) the Company’s right to nominate one (1) additional of the five (5) directors of Asia Sixth, subject to the Company maintaining at least a 51% ownership of Asia Sixth; (iii) the Company’s right to designate the Chairman of Asia Sixth from among its directors appointed to the Asia Sixth Board; and (iv) the appointment of two (2) of the Asia Sixth directors designated by the Company to the five (5) member Supervisory Council of Aral.

The closing of the transaction is anticipated to occur in September 2014, subject to the satisfaction of certain customary closing conditions including the approval of the Agency of the Republic of Kazakhstan for the Protection of Competition and the MOG, and the MOG’s waiver of its pre-emptive purchase right with respect to the transaction.  In addition, the Company’s ability to pay the final closing payment (if and to the extent due) is contingent upon the Company securing sufficient financing, of which there can be no assurances.  Upon closing, the Company will indirectly hold an approximately 34% interest in Aral.

The foregoing description of the SSA is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report with respect to the Asia Sixth Resources Limited transaction is hereby incorporated by reference into this Item 2.03.

ITEM 8.01  OTHER EVENTS.

On September 16, 2013, the Company published a Company presentation on its website, www.PacificEnergyDevelopment.com, a copy of which is furnished herewith as Exhibit 99.1.

On September 16, 2013, the Company issued a press release, furnished herewith as Exhibit 99.2, announcing the entry into the transaction with Asia Sixth Energy Resources Limited as described above in Item 1.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

10.1*	Shares Subscription Agreement, dated September 11, 2013, by and among The Sixth Energy Limited, Asia Sixth Energy Resources Limited, and Pacific Energy Development Corp.
99.1**	Company Presentation, dated September 16, 2013.
99.2**	Press Release, dated September 16, 2013.

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and Chief Executive Officer

Date: September 16, 2013

EXHIBIT INDEX

10.1*	Shares Subscription Agreement, dated September 11, 2013, by and among The Sixth Energy Limited, Asia Sixth Energy Resources Limited, and Pacific Energy Development Corp.
99.1**	Company Presentation, dated September 16, 2013.
99.2**	Press Release, dated September 16, 2013.

* Filed herewith.
** Furnished herewith.